Exhibit 77(q)

Exhibits

(a)(1)    Amendment No. 29 dated October 13, 2009 to the Amended and Restated Declaration of Trust of ING Mutual Funds (creation of Class W shares of ING International Capitalization Fund) - previously filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant's Registration Statement on Form N-1A filed on February 25, 2010 and incorporated herein by reference.

(a)(2)          Plan of Recapitalization dated November 20, 2009 regarding the conversion of Class Q shares to Class W shares for ING Foreign Fund, ING Global Value Choice Fund and ING International SmallCap Multi-Manager Fund - filed herein.

(a)(3)          Amendment No. 30 dated November 20, 2009 to the Amended and Restated Declaration of Trust of ING Mutual Funds (abolition of Class Q shares) - previously filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant's Registration Statement on Form N-1A filed on February 25, 2010 and incorporated herein by reference.

(a)(4)          Plan of Recapitalization dated March 5, 2010 regarding the conversion of Class Q shares to Class W shares for ING Emerging Countries Fund and ING International Capital Appreciation Fund – filed herein.

(a)(5)          Amendment No. 31 dated March 5, 2010 to the Amended and Restated Declaration of Trust of ING Mutual Funds (abolition of Class Q shares of ING Emerging Countries Fund and ING International Capital Appreciation Fund) – filed herein.

(e)(1)          Amended Schedule A dated November 2009 to the Investment Management Agreement dated September 23, 2002 between ING Mutual Funds and ING Investments, LLC – Filed as an Exhibit to Post Effective Amendment No. 138 to the Registrant’s Registration Statement on Form N-1A on December 23, 2009 and incorporated herein by reference.

(e)(2)          Sub-Advisory Agreement dated September 29, 2009 between ING Investments, LLC and Artio Global Management LLC – Filed as an Exhibit to Post Effective Amendment No. 138 to the Registrant’s Registration Statement on Form N-1A on December 23, 2009 and incorporated herein by reference.

(e)(3)          Amended Schedule A dated November 2009 to the Amended and Restated Sub-Advisory Agreement dated December 7, 2005 between ING Investments, LLC and ING Investment Management Advisers, B.V. - Filed as an Exhibit to Post Effective Amendment No. 138 to the Registrant’s Registration Statement on Form N-1A on December 23, 2009 and incorporated herein by reference.

(e)(4)          Termination letter (ING International Equity Dividend Fund) effective October 29, 2009 – previously filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant's Registration Statement on Form N-1A filed on February 25, 2010 and incorporated herein by reference.

(e)(5)          Amended Schedule A dated November 2009 to the Sub-Advisory Agreement dated March 1, 2005 between ING Investments, LLC and Acadian Asset Management, Inc. LLC – Filed as an Exhibit to Post Effective Amendment No. 138 to the Registrant’s Registration Statement on Form N-1A on December 23, 2009 and incorporated herein by reference.

(e)(6)          Amended Schedule A dated January 2010 to the Sub-Advisory Agreement dated March 1, 2005 between ING Investments, LLC and Acadian Asset Management, Inc. - previously filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant's Registration Statement on Form N-1A filed on February 25, 2010 and incorporated herein by reference.

(e)(7)          Amended Schedule A dated November 2009 to the Sub-Advisory Agreement dated August 1, 2003 between ING Investments, LLC and ING Investment Management Co. – Filed herein.

(e)(8)          Termination letter (ING International SmallCap Multi-Manager Fund) effective February 26, 2010 – previously filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant's Registration Statement on Form N-1A filed on February 25, 2010 and incorporated herein by reference.